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                                 EXHIBIT 23.01


                         INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Pre-Effective Amendment No. 2 to the Registration Statement of Stuart Entertainment, Inc. on Form S-4 of our report dated March 25, 1996, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP



Omaha, Nebraska
February 11, 1997